Investor Update: June 2022 Our “ESG” Progress Plan Investing in Efficiency, Sustainability and Growth Best in the U.S. in Large Customer Satisfaction ESource We Energies Named #1 Energy Company in America by Business Customers Escalent Best ESG Growth Strategy in the U.S. Capital Finance International 2021 Energy Awards Finalist for the S&P Global Energy Award in Corporate Social Responsibility S&P Global Platts

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying and severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; federal, state, and local legislative and regulatory changes, including changes to environmental standards, the enforcement of these laws and regulations and changes in the interpretation of regulations by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, from the current conflict between Russia and Ukraine; the impact from any new developments relating to the COVID-19 pandemic or any future health pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2021, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 The Premier Energy Company in America’s Heartland  $33.1 billion market cap*  4.6 million retail customers  60% ownership of American Transmission Company  $39.0 billion of assets * As of May 31, 2022

4 A History of Quality Earnings Growth $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 GAAP Adjusted** 2022 Guidance * Estimated based on 2022 guidance of $4.34 to $4.38 per share. ** See Appendix for reconciliation of adjusted amounts to GAAP amounts. Guidance of $4.34 - $4.38 Expected to reach top end of range

5 Consistent Performance Over Time EPS Guidance 2021 Exceeded  2020 Exceeded  2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  The only utility to beat guidance every year for 18 years running.

6 In January, raised the dividend by 7.4% to a new annual rate of $2.91 per share* Strong Dividend Growth Continues *Annualized based on 1st quarter 2022 dividend of 72.75 cents per share Top decile dividend growth in industry** ** Reflects current and expected dividends declared in 2022

7 What’s New?

8 Transmission Planning – Future One Estimated investment opportunity in Tranche 1 is approximately $800 million (2022 dollars). Investments in these long-dated projects are expected in the last few years of this decade.

9 Wisconsin Rate Review Proposals In April, Wisconsin Electric, Wisconsin Gas and Wisconsin Public Service filed applications with the state Public Service Commission • Only the second time in eight years We Energies has asked for a base rate increase • Only the third time in eight years WPS has asked for a base rate increase • Request includes millions of dollars in savings from the closure of older, less- efficient fossil fuel plants Average residential customer bills would remain below the national average and in line with the Midwest average. * Electric proposed increases include fuel, which will be updated Q4 Proposed Revenue Increases Wisconsin Electric 2023 Electric* 8.4% Natural Gas 10.7% Wisconsin Gas Natural Gas 8.3% Wisconsin Public Service Electric* 6.2% Natural Gas 8.3% Key Drivers Wisconsin Electric and Wisconsin Public Service • Capital investments in renewables, battery storage, natural gas generation, and LNG storage for our gas distribution system. Many of these projects have already been approved. • Reliability investments, including grid hardening projects to bury power lines and strengthen the utility systems against severe weather. • Overall, day-to-day O&M has decreased from the prior orders. Order expected in Q4 2022 for new rates effective January 1, 2023 With a limited reopener in 2024

10 Wisconsin Electric Wisconsin Gas Wisconsin Public Service Electric Natural Gas Natural Gas Electric Natural Gas Current ROE 10.0% 10.0% 10.2% 10.0% 10.0% Current Equity Ratio 52.5% 52.5% 52.5% 52.5% 52.5% Proposed ROE 10.0% 10.0% 10.2% 10.0% 10.0% Proposed Equity Ratio 53.0% 53.0% 53.0% 53.0% 53.0% Forecasted 2023 Rate Base (in millions) $ 7,367 $ 1,383 $ 2,117 $ 3,918 $ 825 Earnings Sharing Mechanism No sharing on first 25 bp above allowed ROE, 50/50 on next 50 bp, 100% to customers beyond 75 bp Rate Review Summary

11 Recent Project Approvals Advancing Our ESG Progress Plan Approved Investment1 Paris Solar-Battery Park $390 million LNG Storage Facilities $370 million Weston RICE Units2 $170 million Red Barn Wind Park $140 million Effluent Limit Compliance for Oak Creek Expansion Plant $90 million Since we announced our new five-year plan in November 2021, the PSCW has approved more than $1.1 billion of capital investment 1 Reflects amounts approved by the PSCW. Project estimates and final costs may vary. 2 Reciprocating Internal Combustion Engines (RICE) are modular, run on natural gas and allow for reliable and flexible operations.

12  Near-term retirements planned (2023-2024)  Oak Creek Units 5-8: 1,100 MW  Columbia Units 1-2: 300 MW  Enhancing fuel flexibility (gas blending) at Oak Creek Power the Future units, pending environmental and regulatory approvals  By the end of 2030, we expect to use coal only as a backup fuel  We plan to eliminate coal as an energy source by the end of 2035 Exiting Coal

13  Leading a pilot program to test hydrogen as a fuel source for power generation  Partnering with the Electric Power Research Institute (EPRI)  Blending hydrogen with natural gas at one of our RICE units  One of the first hydrogen pilot programs of its kind in the United States WEC Energy Group’s industry-leading efforts could help create another viable option for decarbonizing the economy. Hydrogen Pilot Program

14 ESG Progress Plan

15 $25 billion $35 billion 2021A 2026E* Robust Growth in Asset Base *Estimated year-end average asset base Expect long-term EPS growth of 6-7% per year. 7% Growth

16 $2.7 15% $12.2 69% $2.8 16% Sustainability Renewables $5.4 Grid and Fleet Reliability $6.8 Efficiency Technology $1.1 Grid and Fleet Modernization $1.6 Growth Gas Distribution $1.3 Electric (G,T&D) $1.5 2022-2026 Capital Plan ($ in billions) Investing in Efficiency and Sustainability Drives Growth $17.7 billion Planned Investment

17 *Includes projection of potential carbon offsets by 2050 Carbon Reduction Goals – Electric Generation Goals aligned with the Paris Agreement to limit global warming to 1.5 degrees C

18 More than Doubling Renewable Generation 0 1,000 2,000 3,000 4,000 5,000 2021A 2026E Electricity Supply by Renewable Source Hydro Biomass Battery Solar Wind Wind - WECI N a m e p la te c a p a c it y ( M W ) Includes owned electric generation and announced WEC Infrastructure (WECI) projects

19 Solar and Battery Storage  100 MW currently under construction (Badger Hollow II Solar Park)  279 MW received regulatory approval on March 17th (Paris Solar-Battery Park)  Solar:  Filed for approval 495 MW  Planning for additional 700 MW  Qualifies for Investment Tax Credits (ITC)  Battery Storage:  Filed for approval 217 MW (qualifies for ITC)  Planning for additional 500 MW (about half qualifies for ITC) Wind  82 MW received regulatory approval (Red Barn)  Qualifies for Production Tax Credits (PTC) Plan to invest $3.5 billion in regulated renewables (2022-2026) Investing in Carbon-Free Generation Plan to build and own nearly 2,400 MW of solar, wind, and battery storage

20 SD IL NE Plan to invest $1.9 Billion (2022-2026) WEC Infrastructure Portfolio – Green and Growing In-service Under development Total Project Capacity (MW) Investment (in millions) Upstream 200 $307 Bishop Hill III 132 166 Coyote Ridge 97 145 Blooming Grove 250 389 Tatanka Ridge 155 240 Jayhawk 190 302E Thunderhead* 300 381E Sapphire Sky* 250 412E Total 1,574 $2,342 Additional Investment 1,107 Total $3,449 *Investment part of the 2022-2026 capital plan Expect to add $1.1 billion of additional projects (2022-2026) KS

21 Modernizing Our Gas-Fueled Generation Fleet Retiring  200 MW of older, less-efficient gas generation expected  Target: 2024 Building Weston RICE units  Received regulatory approval on March 31st  128 MW  Expected investment: $170 million  Target in-service: 2023 * Filed and pending regulatory approval ** Pending due diligence and regulatory approval Investing West Riverside Energy Center combined cycle First Option: 100 MW*  Expected Investment: $91 million  Target: 2023 Additional 100 MW Option**  Expected Investment: $90 million  Target: 2024 Whitewater combined cycle*  Will remain under power purchase agreement until transaction closes  Expected investment: $75 million  Target: 2023

22 Reduction goal: Net zero by the year 2030** Our ESG Progress Plan Methane Reduction Goal *Represents a decrease in the rate of methane emissions, per mile, from the natural gas distribution lines in our network from a 2011 baseline. **This goal applies to emissions from WEC Energy Group natural gas distribution companies calculated in accordance with EPA’s 40 Code of Federal Regulations Part 98, Subpart W reporting rule. -100% -80% -60% -40% -20% 0% 2011 2021 2030 Achieved* and anticipated methane emissions reduction from distribution -16% Use of Renewable Natural Gas (RNG) will contribute significantly to our goal

23 Regional Economy

24 Powering Industry Leaders in our Region

25 Wisconsin Segment Economic Growth Driving Longer-Term Sales Forecast 2024-2026 Electric 0.7%-1.0% Gas 0.7%-1.0% Sales Growth Forecast (weather-normalized) Year-Over-Year

26  Track record of top decile performance among regulated utilities  Industry leading earnings quality  ESG Progress Plan drives premium EPS growth of 6-7%  No need to issue equity through forecast period  100% of capital allocated to regulated businesses or contracted renewables  Dividend growth projected to be in line with earnings growth  Aggressive environmental goals in place  By the end of 2030, we expect to use coal only as a backup fuel  Exit from coal planned by the end of 2035  Poised to deliver among the best risk-adjusted returns in the industry Key Takeaways for WEC Energy Group

Appendix

28 Electric Distribution Electric Transmission 60% ownership Electric Generation Energy Infrastructure Natural Gas Distribution

29 Reduce carbon dioxide emissions from electric generation 60% by the end of 2025 and 80% by the end of 2030 – both from a 2005 baseline. Long-term goal of net-zero carbon emissions from our generating fleet by 2050 Planned exit from coal by the end of 2035 Targeting net-zero methane emissions from distribution by the end of 2030 Planned utility renewable investments (2022-2026) ) Planned investment in contracted energy infrastructure (2022-2026) Contributed by our companies and foundations to nonprofit organizations in 2021 Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2021 Spent on energy efficiency and conservation in 2021 Commitment to ESG $123.4 million $270.3 million $20 million $1.9 billion $3.5 billion Methane Reduction Goal Exit from Coal Carbon Goals

30 Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers) 73% 39% 7% 33% 32% 17% 21% 24% 3% 7% 39% 2005 2021 2030E 2035 2050 Coal Natural Gas Nuclear Renewables Exiting Coal <5% Net carbon neutral goal Planned exit from coal

31 Reducing Greenhouse Gas Emissions 0.78 0.48 0.33 0.16 0** 2005 2021 2025E 2030E 2050E Greenhouse gas intensity* (metric tons CO2/MWh) *Includes owned electric generation, purchased power and WEC Infrastructure (WECI). The environmental attributes of the WECI renewable facilities are or may be the property of third parties. As such, these third parties are solely entitled to the reporting rights and ownership of the environmental attributes such as renewable energy credits, offsets, allowances and the avoided emissions of greenhouse gases. **Includes projection of potential carbon offsets by 2050.

32 Plan to invest $3.5 Billion (2022-2026) Investment in Regulated Renewables Target Project Utility WEC Ownership2 Expected WEC Investment ($M) WEC Capacity (MWs) In Service Two Creeks Solar Project WPS 66.7% $130 100 In Service Badger Hollow I Solar Park WPS 130 100 1st Half 2023 Badger Hollow II Solar Park WE 141 100 2022 Red Barn Wind Park3 WPS 90% 160 82 2023 Paris Solar-Battery Park WE and WPS 390 279 2023 Darien Solar-Battery Park1 WE and WPS 400 293 2024 Koshkonong Solar-Battery Park1 WE and WPS 585 419 1 Projects seeking PSCW approval 2 Madison Gas & Electric will own a minority interest at each site 3 Final Costs to be reviewed in rate case Solar Total 1,475MW Battery Storage Total 816MW Wind Total 82MW Grand Total 2,373MW 2022-2026 Plan

Wind Infrastructure Investment Summary

Project	Developer	Location	Investment	Offtake Agreement	WEC Commercial Operations	Total Project Capacity
Bishop Hill III Wind Energy Center	Invenergy	Henry County, IL	$166M for 90% ownership	WPPI Energy 22 years	80% on 8/31/18 Incremental 10% on 12/5/18	132MW
Upstream Wind Energy Center	Invenergy	Antelope County, NE	$307M for 90% ownership	Affiliate of Allianz 10 years	80% on 1/10/19 10% on 4/8/20	200MW
Coyote Ridge Wind Farm	Avangrid Renewables	Brookings County, SD	$145M for 80% ownership and 99% of tax benefits	Google Energy LLC 12 years	12/20/19	97MW
Blooming Grove Wind Farm	Invenergy	McLean County, IL	$389M for 90% ownership	Verizon and Saint-Gobain North America 12 years	12/8/20	250MW
Tatanka Ridge Wind Farm	Avangrid Renewables	Deuel County, SD	$240M for 85% ownership and 99% of tax benefits	Google Energy 12 years Dairyland Power 10 years	1/5/21	155MW
Jayhawk Wind Farm	Apex Clean Energy	Bourbon & Crawford Counties, KS	$302M expected for 90% ownership and 99% of tax benefits	Meta Platforms Inc. 10 years	12/15/21	190MW
Thunderhead Wind Energy Center	Invenergy	Wheeler and Antelope Counties, NE	$381M expected for 90% ownership	AT&T 12 years	Projected: Second half 2022	300MW
Sapphire Sky Wind Energy Center	Invenergy	McLean County, IL	$412M expected for 90% ownership	Fortune 100 Technology Company	Projected: End of 2022	250MW

WEC Energy Group
33

34 Today and Tomorrow Why Our Natural Gas Distribution Networks Matter Our Service Area  65-78% of homes use natural gas for heating  Growth continues as customers convert to natural gas Hydrogen and RNG Opportunities  Potential to blend  Investment potential to convert existing distribution networks Electric Conversion Debate  Today, electric heat pumps in our region are substantially more costly than natural gas heating*  Natural hedge in Wisconsin since we serve both electric and natural gas customers  Currently participating in Low Carbon Resource Initiative and other electrification R&D -46° -26° -26° -23° Weather in the map reflects (in Fahrenheit) actual temperatures reported by NOAA during the January 2019 polar vortex. * Based on independent research for the region we serve.

35 New Liquefied Natural Gas (LNG) Storage Facilities LNG will provide a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year. Taking Steps to Maintain Reliable and Affordable Service for Our Customers  We Energies received approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin  Total expected investment: $370 million  Construction in progress  Targeted in-service date:  Bluff Creek LNG Facility: 2023  Ixonia LNG Facility: 2024

36 Electric delivery redesign / resilience  Addressing aging infrastructure and system hardening  Enhancing efficiencies and reducing operating costs  Expect to spend $3.4 billion (2022-2026) with continued investment over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

37 Natural Gas Safety Modernization  Increasing capacity and reliability of natural gas service in our territories Illinois  Expected replacement of 2,000 miles of piping for safety and reliability in Chicago  Project $280 million-$300 million annual average investment  Illinois law authorizes rider through 2023  Continued investment planned over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

38 998 987 858 890 960 579 665 685 711 716 649 559 596 494 513 578 591 636 645 603 120 104 107 107 104 333 343 278 208 183 $3,257 $3,249 $3,160 $3,055 $3,079 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2022 2023 2024 2025 2026 ATC Investment MERC/MGU Illinois WI Gas Delivery WI Electric Delivery WI Generation Depreciation at the utilities expected to average $1.2 billion annually, and $137 million at ATC, over the 2022-2026 period Utility Capital Plan Drives EPS Growth 1. ATC is accounted for using the equity method; this represents WEC’s portion of the investment. 2. Gas delivery includes capital spend at Bluewater. 3. Includes UMERC. 4. Generation includes capital spend at We Power. 1 2,3 3 3,4 $ In millions

39 2022 2023 2024 Wisconsin Electric $1,204.2 $1,360.2 $1,173.9 Wisconsin Gas $280.5 $233.6 $263.4 Wisconsin Public Service $627.2 $537.3 $621.6 Upper Michigan Energy $19.8 $16.9 $55.2 Wisconsin Segment $2,131.7 $2,148.0 $2,114.1 Peoples Gas $521.1 $538.0 $580.4 North Shore Gas $52.0 $48.8 $54.6 Illinois Segment $573.1 $586.8 $635.0 Minnesota Energy Resources $57.5 $57.3 $58.3 Michigan Gas Utilities $61.6 $46.3 $48.1 Other States Segment $119.1 $103.6 $106.4 We Power $74.5 $47.9 $21.7 Bluewater $3.3 $2.8 $0.8 Infrastructure Investments $793.0 $275.0 $275.0 Nonutility Energy Infrastructure $870.8 $325.7 $297.5 Corporate and Other $22.0 $17.5 $4.3 Subtotal $3,716.7 $3,181.6 $3,157.3 ATC Investment 1 $333.1 $342.5 $277.7 Total WEC Capital Projection $4,049.8 $3,524.1 $3,435.0 By Company Capital Plan Projections ($ in millions) 1 ATC is accounted for using the equity method; this represents WEC’s portion of the investment.

40 Composition of Asset Base Total 2021 Average Asset Base of $25.0 Billion Note: We Power value represents investment book value. Company Asset Base - $B % of Total Wisconsin Electric $6.8 27.2% Wisconsin Gas 1.7 6.8 Wisconsin Public Service 4.0 16.0 Upper Michigan Energy Resources 0.4 1.6 Peoples Gas 4.0 16.0 North Shore Gas 0.4 1.6 Minnesota Energy Resources 0.5 2.0 Michigan Gas Utilities 0.3 1.2 We Power 3.0 12.0 Bluewater 0.2 0.8 WEC Infrastructure 1.2 4.8 American Transmission Company 2.5 10.0 Total $25.0 100%

41 National Leader in Operating Efficiency and Financial Discipline $13.20 $16.20 $18.50 $18.80 $20.80 $21.10 $21.90 $22.00 $23.00 $23.20 $33.40 $10 $15 $20 $25 $30 $35 2020 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 10 vertically integrated electric utilities by market cap W E C A V E R A G E

42 Focused on Efficiency $1,342 $1,281 $1,234 $1,143 $1,107 $1,088 2016 2017 2018 2019 2020 2021 2022E 4.5% $ I n m ill io n s *Excludes costs that have a revenue offset such as operation and maintenance costs associated with the We Power generation units, transmission expenses that are collected in rates, regulatory amortizations, riders and other pass-through expenses. Reducing Day-to-Day O&M Expense* 3.7% 7.4% 3.2% 0-1%1.6%

43 Balance Sheet Remains Strong Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 Issuer Credit Ratings WEC Energy Group Target S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16% Holding Company Debt to Total Debt <30%

44 34% Large C&I by Segment Paper/Packaging 26% Mining/Minerals 11% Foundry (SIC 33) 9% Metal (SIC 34,35,37) 8% Other Manufacturing 8% Food/Agriculture 7% Medical 7% Education 4% Printing 3% Chemical 2% Office 2% Other 13% Balanced Sales Mix Large C&I 34% Residential and Farm 31% Small C&I 35% 2021 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula.

45 Diverse Portfolio of Businesses Based on 2021 average asset base. WI 63% IL 17% MI/MN 5% WECI 5% ATC 10% By Jurisdiction By Business Electric generation and distribution 49%Natural gas distribution 36% WECI 5% Electric transmission 10% *ATC is accounted for using the equity method; this represents WEC’s portion of the asset base.

46 Regulatory Matters Wisconsin (apps.psc.wi.gov) Estimated Decision Date  Commission decision on general rate review for new base rates effective Jan. 1, 2023 (Dockets: WE and WG: 5-UR-109 and WPS 6690-UR-126) Q4 2022  Decision on Koshkonong Solar and Battery Storage (Docket: 5-BS-258 filed 4/30/2021) 2022  Decision on Darien Solar and Battery Storage (Docket: 5-BS-255 filed 3/16/2021) 2022 Illinois (icc.illinois.gov)  Decision on 2016 Rider QIP Reconciliation (Docket: 17-0137 filed 3/20/17) 2022 Michigan (michigan.gov/mpsc) Minnesota (mn.gov/puc)  Review of cold weather gas costs (Docket: C-21-611) 2022

47 Regulatory Environment Wisconsin  Governor Tony Evers (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois  Governor J.B. Pritzker (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Rebecca Valcq Chair D 01/2019 03/2025 Ellen Nowak R 12/2018 03/2023 Tyler Huebner* D 03/2020 03/2027 Illinois Commissioners Name Party Began Serving Term Ends Carrie Zalewski Chair D 03/2019 01/2024 D. Ethan Kimbrel D 01/2018 01/2023 Maria Soledad Bocanegra I 04/2019 01/2023 Michael Carrigan D 01/2020 01/2025 Ann McCabe R 02/2022 01/2027 * Pending confirmation

48 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric 50.0%-55.0% 10.0% Wisconsin Public Service 50.0%-55.0% 10.0% Wisconsin Gas 50.0%-55.0% 10.2% Peoples Gas 50.33% 9.05% North Shore Gas 51.58% 9.67% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities 51.5% 9.85% We Power 53%-55% 12.7% American Transmission Company 50% 10.52% 1 Represents the equity component of capital; rates are set at the midpoint of any range.  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities

49 Key Rate Making Components Area Illinois– Gas Minnesota– Gas Michigan– Electric & Gas Wisconsin– Gas Wisconsin– Electric Gas Pipeline Replacement Rider PGL MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years COVID-19 Incremental O&M and foregone late payment fees ✓ Credit Card Fees ✓ Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing No sharing on first 15 bp above allowed ROE, 50/50 on next 60bp, 100% to customers beyond 75 bp

50 Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2014 2015 2016 2017 Reported EPS – GAAP basis $2.59 $2.34 $ 2.96 $ 3.79 Acquisition Costs $0.06 $0.39 $ 0.01 – Integrys Earnings $(0.47) Impact of Additional Shares $0.47 Tax Benefit Related to Tax Cuts and Jobs Act of 2017 – – – $ (0.65) Adjusted EPS – Non-GAAP Basis* $2.65 $2.73 $ 2.97 $ 3.14 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; and (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition. None of these items are indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations.

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639